================================================================================


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                _______________


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                _______________


       Date of Report (Date of earliest event reported): April 17, 2000



                          Brigham Exploration Company
            (Exact name of registrant as specified in its ccharter)



          Delaware                    000-22433               75-2692967
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)



                           6300 Bridgepoint Parkway
                            Building Two, Suite 500
                             Austin, Texas  78730
         (Address, including zip code, of principal executive offices)

      Registrant's telephone number, including area code: (512) 427-3300

================================================================================

Item 5.  Other Events.


     On April 17, 2000, Brigham Exploration Company (the "Company") announced that it has drilled, tested and is currently completing what management believes to be a significant Springer channel discovery in its Anadarko Basin core province. In addition, the Company provided an update on its development drilling activity at the Home Run Field in its Gulf Coast core province.

     A copy of the Company's press release providing these announcements is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.


    (c)  Exhibits


            Item Number                   Exhibit
            ------------    -----------------------------------

                99.1*        Press Release dated April 17, 2000.






_______
*  filed herewith.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BRIGHAM EXPLORATION COMPANY



Date:  April 24, 2000               By:  /s/ Curtis F. Harrell
                                         -----------------------
                                         Curtis F. Harrell
                                         Chief Financial Officer

                               INDEX TO EXHIBITS



          Item Number                    Exhibit
          -----------         ----------------------------------

              99.1            Press Release dated April 17, 2000.